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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 14, 2001


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                         1-3215                  22-
1024240

  (State or other                  (Commission         (I.R.S.
Employer
  jurisdiction                     File Number)
Identification No.)
  of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

       (Address of principal executive offices)       (zip code)


Registrant's telephone number including area code: (732) 524-0400



Item 5.   Other Events.


Filed as part of this Current Report on Form 8-K are Management's Discussion and Analysis of Results of Operations and Financial Condition, the consolidated balance sheets of Johnson & Johnson and subsidiaries (the "Company") as of December 31, 2000 and January 2, 2000 and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000 (the "Financial Statements"). The Financial Statements will be incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



                          SIGNATURE



Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: March 14, 2001                    By: /s/ Clarence
E. Lockett
                                        Clarence E.
Lockett
                                   Controller